Exhibit 99.1

         Summit Financial Group Reports 16.5% Increase in Q2 Net Income


    MOOREFIELD, W.Va.--(BUSINESS WIRE)--July 20, 2005--Summit Financial Group, Inc. (NASDAQ: SMMF) today reported second quarter 2005 net income of $3.1 million, an increase of 16.5 percent from the $2.7 million reported for the second quarter of 2004. Diluted earnings per share were $0.43 compared with $0.38 for the prior-year quarter, up 13.2 percent. The increase reflects solid growth in revenue, both from community banking and mortgage banking activities, as well as controlled expense growth. For the second quarter of 2005, the returns on average shareholders' equity and average assets were 18.21 percent
1.34 percent, respectively, compared with prior-year period ratios of
17.96 percent and 1.29 percent.
    For the six months ended June 30, 2005, Summit reported net income of $5.5 million, an increase of 7.8 percent from the $5.1 million reported for the first six months of 2004. Diluted earnings per share were $0.77 compared with $0.72 for the prior-year period, up 6.9 percent. The increase reflects strong revenue growth, both from community banking and mortgage banking activities, partially offset by higher costs associated with expansion activities. For the first six months of 2005, the returns on average shareholders' equity and average assets were 16.41 percent and 1.21 percent, respectively, compared with prior-year period ratios of 17.31 percent and 1.26 percent.
    H. Charles Maddy, III, President and Chief Executive Officer, commented, "We are pleased to report strong growth in net income on both a year-over-year and a sequential quarter basis. Both segments of our business are generating strong revenue growth. Community banking is growing at a solid pace, mainly from the recent investments we have made to expand our Virginia franchise. We recently opened our sixth branch in Virginia, and we are quite optimistic about opportunities going forward. We are experiencing very strong commercial loan production from a combination of the robust Virginia economy and the success of the talented bankers that we have placed in key positions.
    "We have been more proactive in terms of deposit growth, and the results have been gratifying. As a result of retail campaigns to promote our high yield interest-bearing checking product, we are experiencing stronger deposit growth than in 2004, which has helped to control funding costs. We are pleased that our net interest margin has remained within a tight 10 basis point band throughout the past 12 months. Non-interest expenses have also remained under control.

    SECOND QUARTER 2005 CONSOLIDATED RESULTS

    Total revenue for the second quarter of 2005, consisting of net interest income plus non-interest income, was $15.8 million, an increase of 11.2 percent over the second quarter of 2004. Net interest income for the quarter increased 11.9 percent above the prior-year second quarter, to $7.6 million, reflecting 12.5 percent growth in average earning assets, partially offset by a 3 basis point drop in the net interest margin to 3.61 percent. Compared with first quarter 2005, the net interest margin improved 2 basis points.
    Non-interest income for the second quarter of 2005 was $8.2 million compared with $7.4 million for the prior-year period, an increase of 10.5 percent, reflecting improvement in all categories. The majority of the increase reflects a $0.5 million or 7.5 percent improvement in mortgage origination revenue from the Company's mortgage banking unit, Summit Mortgage (formerly known as Summit Financial, LLC), which is discussed below. Service fees and "other income" also demonstrated strong growth, up 15.8 percent and 86.6 percent, respectively, above last year's second quarter.
    Non-interest expense for the second quarter of 2005 was $10.9 million, a 7.0 percent increase over the $10.2 million reported for the second quarter of 2004. Salaries and employee benefits represented the largest category of expense growth, up $654 thousand or 13.8 percent. The efficiency ratio was 66.98 percent for the second quarter of 2005 compared with 69.61 percent for the prior-year period. (The efficiency ratio for the Company's Community Banking Segment, shown below, is a more accurate indicator of its performance compared with other community banks.)
    Asset quality remains strong. Charge-offs were $44,000 for the second quarter of 2005, equivalent to an annualized 0.03 percent of average loans. Nonperforming assets were $2.2 million or 0.23 percent of assets at June 30, 2005, down from $2.4 million or 0.29 percent at June 30, 2004. At period-end, loan loss reserves were 0.83 percent of loans.
    Assets at June 30, 2005 were $946.5 million, an increase of 11.4 percent over the last twelve months. The increase was driven by portfolio loan growth of $100.0 million, up 17.9 percent to $659.9 million. Commercial real estate loans, up $77.5 million or 30.9 percent, were the largest contributors to this growth.
    Deposits at June 30, 2005 were $565.2 million, an increase of $28.6 million, or 5.3 percent from prior-year second quarter levels. Year-to-date, deposits grew $40.6 million, or 7.7 percent, with total demand deposits up $31.1 million or 17.5 percent. For the 2005 six-month period, noninterest-bearing deposits rose $7.8 million, or
14.1 percent, while interest-bearing demand deposits rose $23.3 million, or 19.0%. The growth in demand deposits improved the deposit mix, with demand deposits now accounting for 37.0 percent of total deposits compared with 33.9 percent at year-end 2004. Growth in lower-cost demand deposits helped to limit the growth of short-term borrowings in the first half of 2004, and mitigate their cost. Over the past twelve months, short-term borrowings grew by $56.6 million to $128.0 million; of that total, only $7.3 million occurred in the first half of this year.
    Shareholders' equity at period end was $69.8 million, an increase of 18.4 percent over the last twelve months. Common shares outstanding totaled 7,123,820 at June 30, 2005.

    SECOND QUARTER 2005 OPERATING SEGMENT RESULTS

    Community Banking Financial Performance

    Net income for the second quarter of 2005 was $2.6 million, an increase of 7.4% from the prior-year quarter. Total revenue increased 13.5% to $8.5 million, while non-interest expense increased 14.4 percent to $4.4 million due to staff additions and the recently-opened Harrisonburg, Virginia branch. The Community Banking segment's efficiency ratio was 54.15 percent compared with 53.61 percent for the prior-year second quarter.

    Mortgage Banking Financial Performance

    The Company's mortgage banking unit, Summit Mortgage, commenced operations during the third quarter of 2003. This segment originates first mortgages in the Company's community banking markets and debt consolidation second mortgage loans for borrowers nationwide. Loan originations in the second quarter of 2005 were $83.6 million, up 21.3 percent above first quarter and up 12.5 percent above last year's second quarter. Loan sales were $81.4 million, up 21.9 percent above first quarter and 19.7 percent from the 2004 second quarter.
    Net income for the second quarter of 2005 was $755,000, an increase of 41.9 percent over the prior-year quarter. Revenue totaled $7.3 million, up 8.0 percent over the prior-year period, while non-interest expense increased 1.7 percent to $6.1 million.

    ABOUT THE COMPANY

    Summit Financial Group, Inc., a financial holding company with total assets of $946 million, operates fourteen banking locations through its two wholly-owned community banks: Summit Community Bank, headquartered in Moorefield, West Virginia; and Shenandoah Valley National Bank in Winchester, Virginia. Summit also operates Summit Mortgage, a residential mortgage loan originator located in Herndon, Virginia and Summit Insurance Services, LLC in Moorefield, West Virginia.

    FORWARD-LOOKING STATEMENTS

    This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to Summit's filings with the Securities and Exchange Commission for a summary of important factors that could affect Summit's forward-looking statements. Summit undertakes no obligation to revise these statements following the date of this press release.


SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Quarterly Performance Summary -- Q2 2005 vs Q2 2004


                                       For the Quarter Ended
 Dollars in thousands, except per     ----------------------  Percent
  share amounts                        6/30/2005  6/30/2004   Chamge
-------------------------------------- ---------- --------------------

 Condensed Statements of Income
   Interest income
      Loans, including fees           $   11,205 $    8,744      28.1%
      Securities                           2,291      2,316      -1.1%
      Other                                   28         32     -12.5%
                                       ---------- ----------
          Total interest income           13,524     11,092      21.9%
                                       ---------- ----------
   Interest expense
      Deposits                             2,926      2,390      22.4%
      Borrowings                           2,994      1,904      57.2%
                                       ---------- ----------
         Total interest expense            5,920      4,294      37.9%
                                       ---------- ----------
   Net interest income                     7,604      6,798      11.9%
   Provision for loan losses                 425        233      82.4%
                                       ---------- ----------
   Net interest income after provision
    for loan losses                        7,179      6,565       9.4%
                                       ---------- ----------
   Noninterest income
      Service fee income                     651        562      15.8%
      Mortgage origination revenue         7,113      6,614       7.5%
      Securities gains (losses)                5         17     -70.6%
      Other income                           446        239      86.6%
                                       ---------- ----------
        Total noninterest income           8,215      7,432      10.5%
                                       ---------- ----------
   Noninterest expense
     Salaries and employee benefits        5,394      4,740      13.8%
     Net occupancy expense                   463        386      19.9%
     Equipment expense                       483        441       9.5%
     Postage expense                       1,458      1,435       1.6%
     Advertising                           1,222      1,304      -6.3%
     Other expenses                        1,855      1,862      -0.4%
                                       ---------- ----------
       Total noninterest expense          10,875     10,168       7.0%
                                       ---------- ----------
   Income before income taxes              4,519      3,829      18.0%
   Income taxes                            1,403      1,155      21.5%
                                       ---------- ----------
               Net income             $    3,116 $    2,674      16.5%
                                       ========== ==========

 Per Share Data
   Basic earnings                     $     0.44 $     0.38      15.8%
   Diluted earnings                   $     0.43 $     0.38      13.2%
   Average shares outstanding
      Basic                            7,081,044  7,021,567       0.8%
      Diluted                          7,205,377  7,126,817       1.1%

 Performance Ratios
   Return on average equity                18.21%     17.96%      1.4%
   Return on average assets                 1.34%      1.29%      3.9%
   Net yield on earning assets -
    taxable equivalent                      3.61%      3.64%     -0.8%
   Efficiency ratio consolidated(A)        66.98%     69.61%     -3.8%
   Efficiency ratio excluding mortgage
    banking (A)                            54.15%     53.61%      1.0%

NOTE: (A) - Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.


SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Six Month Performance Summary -- 2005 vs 2004


                                    For the Six Months Ended
 Dollars in thousands, except per   ------------------------  Percent
  share amounts                        6/30/2005  6/30/2004   Change
------------------------------------  ----------- --------------------

 Condensed Statements of Income
   Interest income
      Loans, including fees          $    21,215 $   17,058      24.4%
      Securities                           4,549      4,842      -6.1%
      Other                                   53         64     -17.2%
                                      ----------- ----------
         Total interest income            25,817     21,964      17.5%
                                      ----------- ----------
   Interest expense
      Deposits                             5,443      4,804      13.3%
      Borrowings                           5,615      3,761      49.3%
                                      ----------- ----------
         Total interest expense           11,058      8,565      29.1%
                                      ----------- ----------
   Net interest income                    14,759     13,399      10.2%
   Provision for loan losses                 755        465      62.4%
                                      ----------- ----------
   Net interest income after
    provision for loan losses             14,004     12,934       8.3%
                                      ----------- ----------
   Noninterest income
      Service fee income                   1,198      1,072      11.8%
      Mortgage origination revenue        12,969     10,933      18.6%
      Securities gains (losses)                5         37     -86.5%
      Other income                           710        332     113.9%
                                      ----------- ----------
        Total noninterest income          14,882     12,374      20.3%
                                      ----------- ----------
   Noninterest expense
     Salaries and employee benefits        9,936      8,426      17.9%
     Net occupancy expense                   892        690      29.3%
     Equipment expense                       976        870      12.2%
     Postage expense                       3,025      2,788       8.5%
     Advertising                           2,547      2,265      12.5%
     Other expenses                        3,554      2,968      19.7%
                                      ----------- ----------
       Total noninterest expense          20,930     18,007      16.2%
                                      ----------- ----------
   Income before income taxes              7,956      7,301       9.0%
   Income taxes                            2,429      2,176      11.6%
                                      ----------- ----------
              Net income             $     5,527 $    5,125       7.8%
                                      =========== ==========

 Per Share Data
   Basic earnings                    $      0.78 $     0.73       6.8%
   Diluted earnings                  $      0.77 $     0.72       6.9%
   Average shares outstanding
      Basic                            7,060,529  7,020,847       0.6%
      Diluted                          7,206,181  7,105,583       1.4%

 Performance Ratios
   Return on average equity                16.41%     17.31%     -5.2%
   Return on average assets                 1.21%      1.26%     -4.0%
   Net yield on earning assets -
    taxable equivalent                      3.60%      3.66%     -1.6%
   Efficiency ratio consolidated(A)        68.51%     67.92%      0.9%
   Efficiency ratio excluding
    mortgage banking (A)                   53.55%     52.07%      2.8%

NOTE: (A) - Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.


SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Five Quarter Performance Summary


                                  For the Quarter Ended
                  ----------------------------------------------------
 Dollars in
  thousands,
  except per share
  amounts          6/30/2005 3/31/2005 12/31/2004 9/30/2004 6/30/2004
----------------------------------------------------------------------

 Condensed
  Statements of
  Income
  Interest income
   Loans,
    including fees   $11,205   $10,010     $9,814    $9,334    $8,744
   Securities          2,291     2,258      2,294     2,267     2,316
   Other                  28        25         30        33        32
                  ----------------------------------------------------
        Total
         interest
         income       13,524    12,293     12,138    11,634    11,092
                  ----------------------------------------------------
  Interest expense
   Deposits            2,926     2,516      2,456     2,451     2,390
   Borrowings          2,994     2,622      2,366     2,122     1,904
                  ----------------------------------------------------
    Total interest
     expense           5,920     5,138      4,822     4,573     4,294
                  ----------------------------------------------------
  Net interest
   income              7,604     7,155      7,316     7,061     6,798
  Provision for
   loan losses           425       330        292       293       233
                  ----------------------------------------------------
  Net interest
   income after
   provision for
   loan losses         7,179     6,825      7,024     6,768     6,565
                  ----------------------------------------------------
  Noninterest
   income
   Service fee
   income                651       547        592       575       562
   Mortgage
    origination
    revenue            7,113     5,856      5,423     7,732     6,614
   Securities
    gains (losses)         5         -         32       (35)       17
   Other income          446       264        287       273       239
                  ----------------------------------------------------
      Total
       noninterest
       income          8,215     6,667      6,334     8,545     7,432
                  ----------------------------------------------------
  Noninterest
   expense
   Salaries and
    employee
    benefits           5,394     4,542      4,607     5,055     4,740
   Net occupancy
    expense              463       429        404       408       386
   Equipment
    expense              483       493        473       433       441
   Postage expense     1,458     1,567      1,361     1,703     1,435
   Advertising         1,222     1,325      1,231     1,229     1,304
   Other expenses      1,855     1,699      1,939     1,939     1,862
                  ----------------------------------------------------
       Total
        noninterest
        expense       10,875    10,055     10,015    10,767    10,168
                  ----------------------------------------------------
  Income before
   income taxes        4,519     3,437      3,343     4,546     3,829
  Income taxes         1,403     1,026        986     1,420     1,155
                  ----------------------------------------------------
      Net income      $3,116    $2,411     $2,357    $3,126    $2,674
                  ====================================================

 Per Share Data
  Basic earnings       $0.44     $0.34      $0.34     $0.44     $0.38
  Diluted earnings     $0.43     $0.34      $0.33     $0.43     $0.38
  Average shares
   outstanding
   Basic           7,081,044 7,039,784  7,032,512 7,026,173 7,021,567
   Diluted         7,205,377 7,171,099  7,187,711 7,174,859 7,126,817

 Performance
  Ratios
  Return on
   average equity      18.21%    14.53%     14.33%    20.06%    17.96%
  Return on
   average assets       1.34%     1.08%      1.07%     1.46%     1.29%
  Net yield on
   earning assets
   - taxable
   equivalent           3.61%     3.59%      3.69%     3.65%     3.64%
  Efficiency ratio
   consolidated
   (A)                 66.98%    70.26%     70.50%    67.11%    69.61%
  Efficiency ratio
   excluding
   mortgage
   banking (A)         54.15%    52.90%     52.70%    51.68%    53.61%

NOTE: (A) - Computed on a tax equivalent basis excluding nonrecurring income and expense items and amortization of intangibles.



SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Segment Information
For the Quarter Ended June 30, 2005


                                          Parent
                      Community  Mortgage   and
 Dollars in thousands  Banking   Banking   Other Eliminations  Total
----------------------------------------------------------------------

 Condensed Statements
  of Income
   Interest income      $13,328     $485      $6       $(295) $13,524
   Interest expense       5,725      294     196        (295)   5,920
                      ------------------------------------------------
   Net interest income    7,603      191    (190)          -    7,604
   Provision for loan
    losses                  345       80       -           -      425
                      ------------------------------------------------
   Net interest income
    after provision
    for loan losses       7,258      111    (190)          -    7,179
                      ------------------------------------------------
   Noninterest income       905    7,113   1,380      (1,183)   8,215
   Noninterest expense    4,374    6,055   1,629      (1,183)  10,875
                      ------------------------------------------------
   Income before
    income taxes          3,789    1,169    (439)          -    4,519
   Income taxes           1,221      414    (232)          -    1,403
                      ------------------------------------------------
   Net income            $2,568     $755   $(207)         $-   $3,116
                      ================================================
 Intersegment revenue
  (expense)               $(820)   $(355) $1,175          $-       $-
                      ================================================
 Average assets        $921,770  $23,838 $82,103    $(95,937)$931,774
                      ================================================


SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Segment Information
For the Quarter Ended June 30, 2004


                                           Parent
                      Community  Mortgage   and
 Dollars in thousands  Banking   Banking   Other Eliminations  Total
----------------------------------------------------------------------

 Condensed Statements
  of Income
   Interest income      $10,941     $301      $3       $(153) $11,092
   Interest expense       4,185      153     109        (153)   4,294
                      ------------------------------------------------
   Net interest income    6,756      148    (106)          -    6,798
   Provision for loan
    losses                  233        -       -           -      233
                      ------------------------------------------------
   Net interest income
    after provision
    for loan losses       6,523      148    (106)          -    6,565
                      ------------------------------------------------
   Noninterest income       743    6,614     995        (920)   7,432
   Noninterest expense    3,824    5,953   1,311        (920)  10,168
                      ------------------------------------------------
   Income before
    income taxes          3,442      809    (422)          -    3,829
   Income taxes           1,050      277    (172)          -    1,155
                      ------------------------------------------------
   Net income            $2,392     $532   $(250)         $-   $2,674
                      ================================================
 Intersegment revenue
  (expense)               $(715)   $(198)   $913          $-       $-
                      ================================================
 Average assets        $804,831  $16,512 $73,221    $(63,837)$830,727
                      ================================================


SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Segment Information
For the Six Months Ended June 30, 2005


                                           Parent
                      Community  Mortgage   and
 Dollars in thousands  Banking   Banking   Other Eliminations  Total
----------------------------------------------------------------------

 Condensed Statements
  of Income
   Interest income    $  25,532 $    788 $    12 $      (515)$ 25,817
   Interest expense      10,695      513     365        (515)  11,058
                       --------- -------- ------- ----------- --------
   Net interest income   14,837      275    (353)          -   14,759
   Provision for loan
    losses                  675       80       -           -      755
                       --------- -------- ------- ----------- --------
   Net interest income
    after provision
    for loan losses      14,162      195    (353)          -   14,004
                       --------- -------- ------- ----------- --------
   Noninterest income     1,593   12,969   2,679      (2,359)  14,882
   Noninterest expense    8,571   11,652   3,066      (2,359)  20,930
                       --------- -------- ------- ----------- --------
   Income before
    income taxes          7,184    1,512    (740)          -    7,956
   Income taxes           2,250      530    (351)          -    2,429
                       --------- -------- ------- ----------- --------
   Net income         $   4,934 $    982 $  (389)$         - $  5,527
                       ========= ======== ======= =========== ========
 Intersegment revenue
  (expense)           $  (1,726)$   (618)$ 2,344 $         - $      -
                       ========= ======== ======= =========== ========
 Average assets       $ 902,753 $ 21,625 $80,699 $   (92,887)$912,190
                       ========= ======== ======= =========== ========


SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Segment Information
For the Six Months Ended June 30, 2004


                                           Parent
                       Community Mortgage   and
 Dollars in thousands  Banking   Banking   Other Eliminations  Total
----------------------------------------------------------------------

 Condensed Statements
  of Income
   Interest income      $21,696     $508      $6       $(246) $21,964
   Interest expense       8,355      242     214        (246)   8,565
                      ------------------------------------------------
   Net interest income   13,341      266    (208)          -   13,399
   Provision for loan
    losses                  465        -       -           -      465
                      ------------------------------------------------
   Net interest income
    after provision
    for loan losses      12,876      266    (208)          -   12,934
                      ------------------------------------------------
   Noninterest income     1,366   10,932   1,885      (1,809)  12,374
   Noninterest expense    7,418   10,015   2,383      (1,809)  18,007
                      ------------------------------------------------
   Income before
    income taxes          6,824    1,183    (706)          -    7,301
   Income taxes           2,049      407    (280)          -    2,176
                      ------------------------------------------------
   Net income            $4,775     $776   $(426)         $-   $5,125
                      ================================================
 Intersegment revenue
  (expense)             $(1,474)   $(327) $1,801          $-       $-
                      ================================================
 Average assets        $792,605  $12,946 $71,112    $(62,591)$814,072
                      ================================================


SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Selected Balance Sheet Data


 Dollars in
  thousands, except
  per share amounts 6/30/2005 3/31/2005 12/31/2004 9/30/2004 6/30/2004
----------------------------------------------------------------------

  Assets            $946,487  $907,264   $889,489  $862,246  $849,555
  Securities         209,561   209,223    211,362   209,702   213,644
  Loans held for
   sale               16,994    15,766     14,274    12,097    15,607
  Loans, net         659,792   623,863    602,728   586,201   559,869
  Intangible assets    3,423     3,461      3,499     3,537     3,574
  Deposits           565,167   537,412    524,614   535,822   536,589
  Short-term
   borrowings        127,974   129,697    120,629    77,518    71,350
  Long-term
   borrowings and
   subordinated
   debentures        176,796   165,384    172,201   178,334   176,248
  Shareholders'
   equity             69,838    66,400     65,708    65,289    58,975

  Book value per
   share               $9.80     $9.43      $9.33     $9.29     $8.40


SUMMIT FINANCIAL GROUP INC. (NASDAQ:  SMMF)
Portfolio Loan Composition


Dollars in
 thousands         6/30/2005 3/31/2005 12/31/2004 9/30/2004 6/30/2004
----------------------------------------------------------------------

Commercial           $59,067   $56,394    $53,226   $49,630   $49,294
Commercial real
 estate              328,071   296,911    279,631   271,097   250,562
Residential
 construction          3,815     3,806      3,916     3,351     2,665
Residential
 mortgage            229,769   226,866    223,689   218,118   212,371
Consumer              36,993    37,066     38,948    40,559    41,787
Other                  9,233     9,458      9,605     9,784     9,316
                   ---------------------------------------------------
    Total loans      666,948   630,501    609,015   592,539   565,995
Less unearned fees
 and interest          1,459     1,322      1,214     1,200     1,173
                   ---------------------------------------------------
Total loans net of
 unearned fees and
      interest       665,489   629,179    607,801   591,339   564,822
Less allowance for
 loan losses           5,697     5,316      5,073     5,138     4,953
                   ---------------------------------------------------
    Loans, net      $659,792  $623,863   $602,728  $586,201  $559,869
                   ===================================================

SUMMIT FINANCIAL GROUP INC. (NASDAQ:  SMMF)
Mortgage Banking Segment Loan Activity


                                 For the Quarter Ended
                 -----------------------------------------------------
Dollars in
 thousands         6/30/2005 3/31/2005 12/31/2004 9/30/2004 6/30/2004
----------------------------------------------------------------------

Loans originated
        Amount       $83,616   $68,929    $65,983   $75,791   $74,333
        Number         1,578     1,308      1,182     1,532     1,461

Loans sold
        Amount       $81,422   $66,761    $62,043   $79,927   $68,013
        Number         1,549     1,295      1,148     1,610     1,364


SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Asset Quality Information


                                          For the Quarter Ended
                                   -----------------------------------
 Dollars in thousands                6/30/2005  3/31/2005  12/31/2004
-----------------------------------  ---------- ---------- -----------

  Net loan charge-off's             $       44 $       87 $       357
  Net loan charge-off's to average
   loans (annualized)                     0.03%      0.05%       0.25%
  Allowance for loan losses         $    5,697 $    5,316 $     5,073
  Allowance for loan losses as a
   percentage
      of period end loans                 0.83%      0.82%       0.82%
  Nonperforming assets:
     Nonperforming loans            $      911 $      836 $       672
     Foreclosed properties and
      repossessed assets                   949        608         646
     Nonaccrual securities                 326        334         349
                                     ---------- ---------- -----------
                Total               $    2,186 $    1,778 $     1,667
                                     ========== ========== ===========

  Nonperforming loans to period end
   loans                                  0.13%      0.13%       0.11%
                                     ========== ========== ===========
  Nonperforming assets to period
   end assets                             0.23%      0.20%       0.19%
                                     ========== ========== ===========


SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Asset Quality Information

                                         For the Quarter Ended
                                    -------------------------------
 Dollars in thousands                 9/30/2004  6/30/2004  3/31/2004
------------------------------------  ---------- ---------- ----------

  Net loan charge-off's              $      107 $        1 $      192
  Net loan charge-off's to average
   loans (annualized)                      0.08%      0.00%      0.15%
  Allowance for loan losses          $    5,138 $    4,953 $    4,721
  Allowance for loan losses as a
   percentage
      of period end loans                  0.85%      0.85%      0.88%
  Nonperforming assets:
     Nonperforming loans             $    1,465 $    1,577 $    1,448
     Foreclosed properties and
      repossessed assets                    809        482        489
     Nonaccrual securities                  363        384        389
                                      ---------- ---------- ----------
                Total                $    2,637 $    2,443 $    2,326
                                      ========== ========== ==========

  Nonperforming loans to period end
   loans                                   0.24%      0.27%      0.27%
                                      ========== ========== ==========
  Nonperforming assets to period end
   assets                                  0.31%      0.29%      0.29%
                                      ========== ========== ==========


SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates Q2 2005 vs Q2 2004

                             Q2 2005                  Q2 2004
                    --------------------------------------------------
                     Average Earnings/Yield /  Average Earnings/Yield/
Dollars in thousands Balances Expense   Rate  Balances  Expense  Rate
----------------------------------------------------------------------

ASSETS
Interest earning
 assets
  Loans, net of
   unearned interest
    Taxable         $659,150 $ 11,096    6.75%$556,669 $  8,635  6.20%
    Tax-exempt         8,976      164    7.33%   8,774      166  7.57%
  Securities
    Taxable          161,831    1,749    4.33% 166,018    1,763  4.25%
    Tax-exempt        48,326      811    6.73%  48,620      826  6.80%
   Interest bearing
    deposits other
    banks and
    Federal funds
    sold               2,846       27    3.81%   3,410       32  3.75%
                     -------- ---------------- -------- --------------
Total interest
 earning assets      881,129   13,847    6.30% 783,491   11,422  5.83%

Noninterest earning
 assets
  Cash & due from
   banks              16,058                    14,083
  Premises &
   equipment          20,686                    20,087
  Other assets        19,412                    17,912
  Allowance for loan
   losses             (5,511)                   (4,846)
                     --------                  --------
    Total assets    $931,774                  $830,727
                     ========                  ========

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing
 liabilities
  Interest bearing
    demand deposits $141,902 $    600    1.70%$119,845 $    278  0.93%
  Savings deposits    49,191       79    0.64%  48,726       55  0.45%
  Time deposits      305,538    2,247    2.95% 310,195    2,057  2.65%
  Short-term
   borrowings        135,016    1,055    3.13%  62,383      203  1.30%
  Long-term
   borrowings and
   subordinated
   debentures        165,157    1,939    4.71% 171,205    1,701  3.97%
                     -------- ---------------- -------- --------------
                     796,804    5,920    2.98% 712,354    4,294  2.41%
Noninterest bearing
 liabilities
  Demand deposits     59,073                    53,719
  Other liabilities    7,451                     5,116
                     --------                  --------
    Total
     liabilities     863,328                   771,189

Shareholders' equity  68,446                    59,538
                     --------                  --------
  Total liabilities
   and shareholders'
   equity           $931,774                  $830,727
                     ========                  ========

NET INTEREST
 EARNINGS                    $  7,927                  $  7,128
                              ========                  ========

NET INTEREST YIELD ON
 EARNING ASSETS                          3.61%                   3.64%
                                      ========                 ======


SUMMIT FINANCIAL GROUP, INC. (NASDAQ:  SMMF)
Average Balance Sheet, Interest Earnings & Expenses and Average Rates YTD 2005 vs YTD 2004


                             For the Six Months Ended June 30,
                      ------------------------------------------------
                                2005                    2004
                       ----------------------- -----------------------
                       Average Earnings/Yield/ Average Earnings/Yield/ Dollars in thousands Balances Expense Rate Balances Expense Rate
----------------------------------------------------------------------

ASSETS
Interest earning
 assets
  Loans, net of
   unearned  interest
    Taxable           $641,631 $ 20,998  6.60%$539,338  $16,852  6.25%
    Tax-exempt           9,041      328  7.32%   8,202      313  7.63%
  Securities
    Taxable            162,072    3,478  4.33% 169,208    3,738  4.42%
    Tax-exempt          48,102    1,604  6.72%  48,454    1,651  6.81%
   Interest bearing
    deposits other
    banks and Federal
    funds sold           2,788       53  3.83%   3,491       64  3.67%
                       -------- -------------- --------  -------------
Total interest earning
 assets                863,634   26,461  6.18% 768,693   22,618  5.88%

Noninterest earning
 assets
  Cash & due from
   banks                15,294                  12,005
  Premises & equipment  20,714                  19,432
  Other assets          17,883                  18,752
  Allowance for loan
   losses               (5,335)                 (4,810)
                       --------                --------
    Total assets      $912,190                $814,072
                       ========                ========

    LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Interest bearing
 liabilities
  Interest bearing
    demand deposits   $134,987 $  1,025  1.53%$117,539  $   531  0.90%
  Savings deposits      49,954      158  0.64%  48,390      111  0.46%
  Time deposits        302,046    4,260  2.84% 305,785    4,162  2.72%
  Short-term
   borrowings          126,006    1,809  2.90%  58,283      375  1.29%
  Long-term borrowings
   and subordinated
   debentures          167,814    3,806  4.57% 168,336    3,386  4.02%
                       -------- -------------- --------  -------------
                       780,807   11,058  2.86% 698,333    8,565  2.45%
Noninterest bearing
 liabilities
  Demand deposits       57,610                  51,059
  Other liabilities      6,393                   5,461
                       --------                --------
    Total liabilities  844,810                 754,853

Shareholders' equity    67,380                  59,219
                       --------                --------
  Total liabilities
   and shareholders'
   equity             $912,190                $814,072
                       ========                ========

NET INTEREST EARNINGS          $ 15,403                 $14,053
                                ========                 =======

NET INTEREST YIELD ON EARNING
 ASSETS                                  3.60%                   3.66%
                                        ======                  ======




    CONTACT: Summit Financial Group, Inc.
             Robert S. Tissue, 304-530-0552
             Email: rtissue@SummitFGI.com